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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Albany Molecular Research, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALBANY MOLECULAR RESEARCH, INC.
21 Corporate Circle
Albany, New York 12203

April 23, 2004

Dear Stockholder:

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Albany Molecular Research, Inc. to be held on Wednesday, May 19, 2004 at 10:00 a.m. at the Company's corporate offices located at 26 Corporate Circle, Albany, New York 12203. The business to be conducted at the meeting is set forth in the formal notice that follows. In addition, at the meeting, we will review our operations, report on 2003 financial results and discuss our plans for the future.

        Your vote is important to us. Whether or not you plan to attend the meeting, we ask that you complete, date, sign and return the enclosed proxy card in the envelope provided. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

                    Sincerely,

                    Thomas E. D'Ambra, Ph.D.
                     Chairman, Chief Executive Officer and President

ALBANY MOLECULAR RESEARCH, INC.
21 Corporate Circle
Albany, New York 12203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 19, 2004

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of Albany Molecular Research, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 19, 2004 at 10:00 a.m., local time, at the Company's corporate offices located at 26 Corporate Circle, Albany, New York 12203 and any adjournments or postponements thereof (the "Annual Meeting") for the following purposes:

  1.
  To elect two Class III directors of the Company to serve until the 2007 annual meeting of stockholders and until their respective successors are duly elected and qualified; and

  2.
  To consider and act upon any other matters that may properly come before the Annual Meeting.

        The Board of Directors has fixed the close of business on March 24, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                      By Order of the Board of Directors

                      David P. Waldek
                       Secretary

Albany, New York
April 23, 2004

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

ALBANY MOLECULAR RESEARCH, INC.
21 Corporate Circle
Albany, New York 12203

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 19, 2004

April 23, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Albany Molecular Research, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 19, 2004 at 10:00 a.m., local time, at the Company's corporate offices located at 26 Corporate Circle, Albany, New York 12203 and any adjournments or postponements thereof (the "Annual Meeting").

        At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

  1.
  The election of two Class III directors of the Company to serve until the 2007 annual meeting of stockholders and until their respective successors are duly elected and qualified; and

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 23, 2004 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 24, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 31,712,428 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

        The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

        Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. With respect to the election of directors, votes may be cast in favor of or withheld from the nominees; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will also have no effect on the outcome of the election of directors.

        Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, properly executed proxies will be voted "FOR" the election of the nominees for director listed in this Proxy Statement. It is not anticipated that any matters other than the election of directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        A stockholder of record may revoke a proxy at any time before it has been exercised by giving written notice of such revocation to the Secretary of the Company, by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a proxy.

        The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 2003, is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation materials.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of seven members and is divided into three classes, with two directors in Class I, three directors in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by the Company's stockholders at each annual meeting.

        At the Annual Meeting, two Class III directors will be elected to serve until the 2007 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Thomas E. D'Ambra, Ph.D. and Anthony P. Tartaglia, M.D. for election as Class III directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of Thomas E. D'Ambra, Ph.D. and Anthony P. Tartaglia, M.D. as Class III directors. Each nominee has agreed to stand for election and to serve, if elected, as director. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Vote Required For Approval

        A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

Recommendation

        The Board of Directors of the Company recommends a vote FOR the election of its nominees as directors of the Company.

INFORMATION REGARDING DIRECTORS

The Board of Directors and its Committees

        The Board of Directors currently consists of seven (7) members. The Board of Directors has made a determination that all of its non-employee directors including Paul S. Anderson, Ph.D., Frank W. Haydu, III, Kevin O'Connor, Arthur J. Roth, and Anthony P. Tartaglia, M.D. are independent as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board of Directors of the Company held five (5) meetings during 2003. During 2003, each of the incumbent directors then serving, attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which he was a member. The Board expects all directors to attend annual meetings of stockholders and all directors then serving were in attendance at the 2003 Annual Meeting of Stockholders. The Board of Directors has established an Audit Committee (the "Audit Committee"), a Compensation Committee (the "Compensation Committee") and a Nominating and Corporate Governance Committee (the "Nominating Committee").

        The Audit Committee.    The Audit Committee appoints the independent accounting firm to audit the Company's financial statements and to perform services related to such audit, reviews the scope and results of the audit with the independent accountants, reviews the Company's year-end operating results with management and the independent accountants, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Audit Committee consists of Messrs. Haydu (Chair), and Roth and Drs. Anderson and Tartaglia, each of whom is independent as defined by the applicable rules of the Securities and Exchange Commission, or SEC, and as affirmed by the Board of Directors. The Board of Directors has determined that each of Messrs. Haydu, Roth and Dr. Tartaglia qualify as an "audit committee financial expert" as such term is defined by the rules adopted by the SEC. The Audit Committee held five (5) meetings during 2003. A copy of the Audit Committee Charter is available on the Company's website at www.albmolecular.com under the Investor Relations section and is attached as Appendix A to this Proxy Statement.

        The Compensation Committee.    The Compensation Committee reviews and recommends the compensation arrangements for executive officers, including the Chief Executvie Officer, and reviews general compensation levels for other employees as a group, determines options to be granted to eligible persons under the Company's 1998 Stock Option and Incentive Plan (the "1998 Stock Plan") and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee consists of Drs. Tartaglia (Chair) and Anderson, and Mr. O'Connor. The Compensation Committee held two (2) meetings during 2003. A copy of the Compensation Committee Charter is available on the Company's website at www.albmolecular.com under the Investor Relations section.

        The Nominating and Corporate Governance Committee.    The Company's Nominating and Corporate Governance Committee (the Nominating Committee) consists of Messrs. O'Connor (Chair) and Roth each of whom is independent for purposes of the listing standards of NASDAQ. The Nominating Committee is responsible for the implementation of the Company's Corporate Governance Guidelines and the evaluation and recommendation to the Board of Directors of candidates for election to the Board of Directors. In evaluating and determining whether to recommend a person as a candidate for election as a director, the Nominating Committee considers the minimum qualifications set forth in the Nominating Committee Charter including:

  •
  the highest personal and professional integrity,

  •
  demonstrated exceptional ability and judgment,

  •
  effectiveness, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company's stockholders,

  •
  shall be highly accomplished in his or her respective field, with superior credentials and recognition,

  •
  shall have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve and;

  •
  to the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at Board meetings.

        The Nominating Committee may employ a variety of methods for identifying and evaluating nominees for director. The Committee may assess the size of the Board of Directors, the need for particular expertise on the Board, the upcoming election cycle of the Board of Directors and whether any vacancies are expected, due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Committee will consider various potential candidates for director which may come to the Nominating Committee's attention through current directors, professional search firms, stockholders or other persons. The Nominating Committee will consider candidates recommended by stockholders, when the nominations are properly submitted, under the criteria summarized above. Following verification of the stockholder status of persons proposing candidates, the Nominating Committee makes an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Board of Directors before deciding to undertake a complete evaluation of the candidate. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders. See "Submission of Stockholder Proposals for 2005 Annual Meeting" in this Proxy. The Nominating Committee held four (4) meetings during 2003. A copy of the Nominating Committee Charter is available on the Company's website at www.albmolecular.com under the Investor Relations section.

        Stockholder Communication.    The Board of Directors welcomes the submission of any comments or concerns from stockholders and any interested parties. Communications should be addressed to David P. Waldek, Secretary, Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, NY 12212-5098 and marked to the attention of the Board of Directors or any of its committees or individual directors.

        Fees for Non-Employee Directors.    Non-employee directors receive $20,000 annually, plus $2,000 per Board meeting and $1,000 per Committee meeting attended, as compensation for their services as directors. Additionally, the Audit Committee Chairman receives $5,000 annually, while the Nominating Committee Chairman and the Compensation Committee Chairman each receive $2,500 annually as compensation for their services as Committee Chairmen. Each non-employee director also receives a grant of options to purchase 5,000 shares of Common Stock on an annual basis. These options are granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant. The options vest in three annual installments beginning on the first anniversary of the date of grant based on continued Board service. Further, each director is reimbursed for reasonable travel and other expenses incurred in attending meetings. Directors who are also employees do not receive any compensation for their service as directors.

        The following table and biographical descriptions set forth certain information with respect to the nominees for election as Class III directors at the Annual Meeting and the continuing directors whose terms expire at the annual meetings of stockholders in 2005 and 2006, based on information furnished by them to the Company. There is no family relationship between any director or executive officer of the Company. The following information is as of December 31, 2003.

Name	Age	Director Since
Class III—Term Expires in 2004
Thomas E. D'Ambra, Ph.D.*	48	1991
Anthony P. Tartaglia, M.D.(1)(2)*	71	1995
Class I—Term Expires in 2005
Frank W. Haydu, III (1)	56	1998
Arthur J. Roth (1)(3)	64	2003
Class II—Term Expires in 2006
Paul S. Anderson, Ph.D.(1)(2)	65	2002
Donald E. Kuhla, Ph.D.	61	1995
Kevin O'Connor (2)(3)	49	2000

*
Nominee for election.

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Nominating Committee.

Nominees for Election as Directors

        Thomas E. D'Ambra, Ph.D. co-founded the Company in 1991 and has served as our Chairman of the Board and Chief Executive Officer since inception. Dr. D'Ambra was appointed the additional title of President in February 2003. Prior to co-founding the Company, Dr. D'Ambra served as the Vice President, Chemistry and co-founder of Coromed, Inc., a traditional development contract research organization, from 1989 to 1991 and Group Leader and Senior Research Chemist with Sterling Winthrop, Inc., a pharmaceutical company, from 1982 to 1989. Dr. D'Ambra is also a director of Fluorous Technologies, Inc. and the New York State Biotechnology Association. Dr. D'Ambra holds a B.A. degree in chemistry from the College of the Holy Cross and a Ph.D. in organic chemistry from the Massachusetts Institute of Technology.

        Anthony P. Tartaglia, M.D. has served as one of our directors since October 1995. Dr. Tartaglia served as a physician with Albany Medical Center from 1984 until his retirement in June 1998 and also served as Dean of Albany Medical College from 1990 to June 1995. Dr. Tartaglia previously served as Executive Director of the Albany Medical Center Hospital from 1987 to 1990, Senior Vice President for Patient Care of the Albany Medical Center from 1984 to 1987 and as Chief of Medicine at St. Peter's Hospital in Albany from 1975 to 1984. Dr. Tartaglia was also a director of Albank Financial Corporation, a bank holding company, prior to its merger with Charter Michigan Bancorp, Inc. Dr. Tartaglia holds a B.S. degree in biology from Union College and an M.D. from the University of Rochester Medical School.

Incumbent Directors—Terms Expiring in 2005

        Frank W. Haydu, III has served as one of our directors since October 1998. Mr. Haydu has served as a Managing Director of Valuation Perspectives, Inc., a financial services consulting firm, since co-founding it in November 2001. Mr. Haydu previously served as the Chairman of Haydu & Lind, LLC, a senior living development company, upon co-founding it in June 1996 until its sale in May 2001. Mr. Haydu also served as the interim Commissioner of Education of Massachusetts from February 1998 to July 1998. Prior to co-founding Haydu & Lind, LLC, Mr. Haydu served as the interim President and Chief Executive Officer of the New England Medical Center Hospitals, Inc. from October 1995 to May 1996, a Senior Advisor to Smith Barney, Inc., an investment bank, from August 1994 to August 1995, and as a Managing Director of Kidder, Peabody & Company, Inc., an investment bank, from 1990 to August 1994. Mr. Haydu also serves as a director of Moldflow Corporation, iParty and several private companies. Mr. Haydu holds a B.A. degree in economics/accounting from Muhlenberg College.

        Arthur J. Roth has served as one of our directors since October 2003. Mr. Roth previously served as commissioner of the New York State Department of Taxation and Finance from 1999 to 2003. Prior to his appointment as Commissioner, Mr. Roth was Deputy Commissioner for Operations, New York State Department of Taxation and Finance from 1996 until 1999. Mr. Roth was a senior consulting director with Coopers and Lybrand from 1992 to 1996 and a founder and managing director of Roth Nobis & Company, an accounting firm serving the manufacturing and service industries, from 1968 to 1992. Mr. Roth is a certified public accountant and holds a B.S. degree from Syracuse University.

Incumbent Directors—Terms Expiring in 2006

        Paul S. Anderson, Ph.D. has served as one of our directors since May 2002. Dr. Anderson served as Vice President of drug discovery at Bristol-Myers Squibb Company from 2001 to 2002. Prior to that, Dr. Anderson served as Senior Vice President of chemical and physical sciences for the DuPont Pharmaceuticals Company from 1998 until 2001 when DuPont Pharmaceuticals Company was acquired by Bristol-Myers Squibb Company. Dr. Anderson previously served in a number of research chemistry positions at Merck from 1964 to 1998. Dr. Anderson has served as Chairman of the medicinal chemistry division of the American Chemical Society, Chairman of the Gordon Research Conference on Medicinal Chemistry, and Chairman of the National Institutes of Health Study Section on Bioorganic Chemistry and Natural Products. In 1997, he served as President of the American Chemical Society. Dr. Anderson also serves as a director of MDS, Inc., a Canadian life sciences company. Dr. Anderson obtained a B.S. in chemistry from the University of Vermont and a Ph.D. in chemistry from the University of New Hampshire.

        Donald E. Kuhla, Ph.D. has served as a Business Development Consultant in a part-time capacity since January 1, 2004. Previously, he has served as our Executive Vice President and Organichem's President from January 2003 through December 2003 and as our President and Chief Operating Officer from July 1998 to February 2003. Dr. Kuhla has served as a director since October 1995. Prior to joining us as an employee, Dr. Kuhla served as Vice President and Chief Technical Officer of Plexus Ventures, Inc., a biotechnology investment and consulting company, from February 1994 to June 1998, the Chief Operating Officer of Hybridon, Inc., a pharmaceutical company, and Enzymatics, Inc., a medical diagnostics company, from November 1990 to February 1994, in various positions with Rorer Group, Inc., a pharmaceutical company, from 1981 to 1990, and in various positions with Pfizer Inc., a pharmaceutical company, from 1968 to 1981. Dr. Kuhla is also a director of NPS Pharmaceuticals Inc. Dr. Kuhla holds a B.A. degree in chemistry from New York University and a Ph.D. in organic chemistry from Ohio State University.

        Kevin O'Connor has served as one of our directors since March 2000. Mr. O'Connor has served as Chief Executive Officer of Tech Valley Communications, a telecommunications company, since July 2000. Mr. O'Connor previously served as the President of the Albany Center for Economic Growth, Inc., a business-sponsored economic development organization, from February 1992 through July 2000. Mr. O'Connor also served as a Deputy Commissioner for the New York State Department of Economic Development from September 1987 to February 1992, as a Program Associate for the New York State Governor's Office from July 1984 to September 1987 and held various positions in the New York State Division of the Budget and the New York State Department of Health from January 1980 to July 1984. Mr. O'Connor also serves as a director of several private companies and non-profit organizations. Mr. O'Connor holds a B.A. degree in history and a Masters degree in public administration from the State University of New York College in Brockport.

EXECUTIVE OFFICERS

        The names and ages of all executive officers of the Company as of December 31, 2003 are set forth below. In addition, set forth below is certain biographical information for each executive officer who is not a director, including his principal occupation and business experience for at least the last five years.

Name	Age	Position
Thomas E. D'Ambra, Ph.D.	48	Chairman of the Board of Directors, Chief Executive Officer and President
Donald E. Kuhla, Ph.D.	61	Consultant, Business Development
James J. Grates	42	Vice President, Operations
Lawrence D. Jones, Ph.D.	52	Senior Vice President, Business Development
Michael P. Trova, Ph.D.	42	Senior Vice President, Chemistry
David P. Waldek	39	Chief Financial Officer, Treasurer and Secretary

        James J. Grates currently serves as our Vice President, Operations. Prior to serving as our Vice President, Operations, Mr. Grates served as our Vice President, Human Resources from May 1999 to March 2001 and as our Director, Human Resources from December 1996 to May 1999. Prior to joining the Company, Mr. Grates was Executive Vice President, Corporate Services with Corporate Health Dimensions, a health care service provider company, from April 1995 to December 1996 and Manager of Human Resources with Norton Performance Plastics, Inc., a plastic manufacturer, from June 1990 to September 1995. Mr. Grates holds an A.A.S. degree in marketing from Herkimer County Community College and a B.S. degree in business administration from Syracuse University.

        Lawrence D. Jones, Ph.D. currently serves as our Senior Vice President, Business Development. Prior to serving as our Senior Vice President, Business Development, Dr. Jones served as our Vice President, Commercial Operations and Quality from June 1998 to January 1999 and as our Vice President, Operations from March 1998 to June 1998. Prior to joining us, Dr. Jones served as the Executive Vice President and co-founder of Inhalon Pharmaceuticals, Inc., a manufacturer and distributor of generic inhalation anesthetics, from August 1991 to February 1998, the Director of Marketing and Development for Kaneka America Corporation, a manufacturer and distributor of chemical intermediates, from 1988 to August 1991, and a Sales and Marketing Manager with Johnson Matthey, Inc., a pharmaceutical manufacturer, from 1980 to 1988. Dr. Jones holds a B.A. degree in chemistry from Cornell University and a Ph.D. in organic chemistry from Duke University.

        Michael P. Trova, Ph.D. currently serves as our Senior Vice President, Chemistry. Previously, Dr. Trova served as our Senior Vice President, Medicinal Chemistry from September 2000 to January 2004, Vice President, Medicinal Chemistry from March 1998 to August 2000, as our Director of Medicinal Chemistry from August 1996 to March 1998 and as our Assistant Director of Medicinal Chemistry from August 1995 to August 1996. Prior to joining the Company, Dr. Trova was a staff scientist with American Cyanamid, Lederle Laboratories, a pharmaceutical company, from 1989 to August 1995, and a post-doctoral researcher at the Massachusetts Institute of Technology from 1987 to 1989. Dr. Trova holds a B.S. degree in chemistry from Rensselaer Polytechnic Institute and a Ph.D. in organic chemistry from Ohio State University.

        David P. Waldek has served as our Chief Financial Officer since March 1999. Prior to joining us, Mr. Waldek was Vice President, Finance of NAMIC U.S.A. Corporation, a medical device company,

from November 1990 to March 1999. NAMIC U.S.A. Corporation was affiliated with Pfizer, Inc., a pharmaceutical company, from March 1995 to September 1998 and was acquired by Boston Scientific Corporation, a medical device company, in September 1998. Mr. Waldek also served as Senior Accountant for Ernst & Young, an independent public accounting firm, from September 1987 to November 1990. Mr. Waldek holds a B.S. degree in economics from the University of Rochester and an M.B.A. in finance from the William E. Simon Graduate School of Business Administration.

EXECUTIVE COMPENSATION

Summary Compensation

        Summary Compensation.    The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers during the year ended December 31, 2003 (the "Named Executive Officers").

Summary Compensation Table

Long-Term Compensation Awards
	Annual Compensation			Securities Underlying Options (#)
Name and Principal Position					All Other Compensation ($)
	Year	Salary ($)	Bonus ($)
Thomas E. D'Ambra, Ph.D. Chairman, Chief Executive Officer and President	2003 2002 2001	250,000 250,000 250,000	— — —	— — —	5,162,726 5,118,604 4,172,057	(1) (1) (1)
Donald E. Kuhla, Ph.D. Consultant, Business Development	2003 2002 2001	227,692 306,923 279,231	— 25,050 108,750	— 15,000 10,000	4,535 3,300 3,358	(2) (2) (2)
David P. Waldek Chief Financial Officer and Treasurer	2003 2002 2001	216,923 198,000 184,385	15,000 75,000 70,125	15,875 15,000 20,000	3,681 3,300 2,766	(3) (3) (3)
Lawrence D. Jones, Ph.D. Senior Vice President, Business Development	2003 2002 2001	182,784 175,770 168,462	5,000 26,500 25,000	11,650 10,000 12,000	6,279 4,865 4,661	(4) (4) (4)
Michael P. Trova, Ph.D. Senior Vice President, Chemistry	2003 2002 2001	179,786 172,872 166,092	10,000 26,085 25,080	10,840 10,000 9,500	3,672 13,300 13,246	(5) (5) (5)

(1)
Consists of (i) $5,157,534 earned by Dr. D'Ambra under the Company's Technology Development Incentive Plan and $5,192 in matching contributions under the Company's 401(k) plan for 2003, (ii) $5,113,890 earned by Dr. D'Ambra under the Company's Technology Development Incentive Plan and $4,714 in matching contributions under the Company's 401(k) plan for 2002 and (iii) $4,167,442 earned by Dr. D'Ambra under the Company's Technology Development Incentive Plan and $4,615 in matching contributions under the Company's 401(k) plan for 2001.

(2)
Consists of (i) $4,535 in matching contributions under the Company's 401(k) plan for 2003, (ii) $3,300 in matching contributions under the Company's 401(k) plan for 2002 and (iii) $3,358 in matching contributions under the Company's 401(k) plan for 2001.

(3)
Consists of (i) $3,681 in matching contributions under the Company's 401(k) plan for 2003, (ii) $3,300 in matching contributions under the Company's 401(k) plan for 2002 and (iii) $2,766 in matching contributions under the Company's 401(k) plan for 2001.

(4)
Consists of (i) $6,279 in matching contributions under the Company's 401(k) plan for 2003, (ii) $4,865 in matching contributions under the Company's 401(k) plan for 2002, (iii) $4,661 in matching contributions under the Company's 401(k) plan for 2001.

(5)
Consists of (i) $3,672 in matching contributions under the Company's 401(k) plan for 2003, (ii) $10,000 in debt forgiveness under notes payable to the Company and $3,300 in matching contributions under the Company's 401(k) plan for 2002 and (iii) $10,000 in debt forgiveness under notes payable to the Company and $3,246 in matching contributions under the Company's 401(k) plan for 2001.

        Option Grants in Fiscal Year 2003.    The following table sets forth information regarding stock options granted during 2003 to the Company's Named Executive Officers.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Thomas E. D'Ambra, Ph.D.	—	—	—	—	—	—
Donald E. Kuhla, Ph.D.	—	—	—	—	—	—
Lawrence D. Jones, Ph.D.	11,650	1.7%	15.35	2/06/13	112,464	285,005
Michael Trova, Ph.D.	10,840	1.6%	15.35	2/06/13	104,644	265,189
David P. Waldek	15,875	2.3%	15.35	2/06/13	153,250	388,365

(1)
Vesting of options is subject to the continuation of such employee's service relationship with the Company. The options vest as follows: 60% on the third anniversary of the grant date, an additional 20% on the fourth anniversary of the grant date and an additional 20% on the fifth anniversary of the grant date. The options expire ten years after the grant date, subject to earlier termination in accordance with the 1998 Stock Plan and the applicable option agreement.

(2)
The amounts shown as potential realizable value are calculated based on the requirements of the Securities and Exchange Commission and are not an indicator of the future performance of our stock. Actual amounts realized, if any, will depend on the future performance of our stock and the price of our common stock on the date on which the options are exercised.

        Option Exercises and Year-End Holdings.    The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers. Three of the Named Executive Officers exercised stock options during 2003.

Aggregated Option Exercises in Fiscal Year 2003 and Fiscal Year-End 2003 Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
	Shares Acquired On Exercise (#)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas E. D'Ambra, Ph.D.	91,718	1,103,860	—	—	—	—
Donald E. Kuhla, Ph.D.	29,956	460,424	166,300	28,200	1,842,352	7,888
Lawrence D. Jones, Ph.D.	—	—	28,100	43,650	172,357	3,944
Michael P. Trova, Ph.D.	—	—	26,743	42,180	78,255	5,127
David P. Waldek	17,000	243,610	81,400	76,475	389,470	118,320

(1)
Based on the average of the high and low sales prices of the Common Stock on December 31, 2003 ($14.93), minus the exercise price, multiplied by the number of shares underlying the options.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

        The Compensation Committee of the Board of Directors consists of Drs. Tartaglia (Chair) and Anderson, and Mr. O'Connor, none of whom is an officer or employee of the Company. The Compensation Committee met two (2) times during 2003. The Compensation Committee reviews and recommends the compensation arrangements for executive officers, including the Chief Executive Officer, and reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the 1998 Stock Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans.

        Compensation Policies for Executive Officers.    The Compensation Committee's executive compensation philosophy is to: (i) provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's short- and long-term performance goals; (ii) motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) provide compensation opportunities and benefits that are comparable to those offered by other companies in the pharmaceutical and biotechnological industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's short- and long-term success; (iv) align the interests of key executives with the short- and long-term interests of stockholders and the enhancement of stockholder value through the granting of equity-based compensation; and (v) recognize individual contributions as well as overall business results. The Company's objectives include qualitative factors that strengthen the Company's ability to enhance profitable growth over the long-term, such as demonstrated leadership ability, management development, insuring compliance with laws, regulations and Company policies, and anticipating and responding to changing market and economic conditions.

        The compensation of the Company's Chief Executive Officer and other executive officers is currently comprised of an annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option grants under the 1998 Stock Plan.

        The Compensation Committee has determined that base salaries of executive officers should be set at levels that are competitive with those of executives of comparably-sized companies in the pharmaceutical and biotechnological industry. In addition, the Compensation Committee believes that it is appropriate to reward performance through a combination of cash bonuses and stock option grants and to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to enhance the Company's short-term financial performance and to enhance profitable growth over the long-term.

        Base Salary.    Base salaries for each of the Company's executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities at comparably-sized companies within the pharmaceutical and biotechnological industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer and any change in the responsibilities assumed by such executive officer. Salary adjustments are normally determined and made on an annual basis.

        Bonuses.    At the beginning of each year, the Compensation Committee adopts a performance bonus program setting forth strategic goals for the year and a percentage of base salary that will be awarded to the senior management team based upon the achievement of these goals. All awards are paid in full, in cash, following the year of performance. The Compensation Committee awarded bonuses to its executive officers for 2003 based on the achievement of the Company and individual pre-determined goals for 2003.

        Stock Option Grants.    Stock options are designed to attract and retain executives who can make significant contributions to the Company's success, reward executives for such significant contributions, give executives a long-term incentive to increase shareholder value and align the interests of the Company's senior executives with those of its stockholders. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in fixing cash bonuses. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options generally have been granted with a ten-year term, with 60% vesting on the third anniversary of the grant date and the remainder vesting in equal annual installments over the next two years at an exercise price equal to or above the fair market value of the Common Stock on the grant date.

        Compensation of Chief Executive Officer.    Thomas E. D'Ambra, Ph.D., the Company's Chief Executive Officer, receives competitive compensation and regular benefits in effect for senior executives of the Company. In 2003, the Compensation Committee reviewed information regarding the compensation paid to chief executive officers of comparable companies and evaluated achievement of corporate, individual and organizational objectives for 2003. Dr. D'Ambra's annual salary for 2003 was $250,000. Dr. D'Ambra also earned the right to receive payments in the aggregate of $5,157,534 under the Company's Technology Development Incentive Plan, which payments are unrelated to Dr. D'Ambra's performance of his duties as Chief Executive Officer of the Company. The base salary for Dr. D'Ambra was established pursuant to his employment agreement with the Company. Such employment agreement is described more fully below under "Agreements with Named Executive Officers." Although the Compensation Committee determined to award Dr. D'Ambra a bonus and stock options for his performance in 2003, due to Dr. D'Ambra's ownership in the Company and the payment he receives under the Technology Development Incentive Plan, he requested not to receive a bonus or stock options for his performance in 2003.

The Compensation Committee:

Anthony P. Tartaglia, M.D., Chairman
Paul S. Anderson, Ph.D.
Kevin O'Connor

Report of the Audit Committee of the Board of Directors

        The Company's Audit Committee consists of Messrs. Haydu (Chair), and Roth, and Drs. Anderson and Tartaglia. The Board of Directors has determined that each Audit Committee member is independent as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. as well as under applicable SEC rules. The Audit Committee met five (5) times during 2003. In 2003, the Board of Directors adopted a revised charter for the audit committee that specifies the scope of the audit committee's responsibilities and how it carries out those responsibilities. The current Audit Committee Charter is attached as Appendix A to this Proxy Statement.

        The Audit Committee has reviewed and discussed with management and the independent auditors, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Company's December 31, 2003 audited financial statements. The Audit Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61 (communication with audit committees) as amended by Statement on Auditing Standards No. 90 (audit committee communications). In addition, the Audit Committee has received from PricewaterhouseCoopers the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has also discussed with PricewaterhouseCoopers its independence from the Company. The Audit Committee has considered whether PricewaterhouseCoopers' provision of non-audit services to the Company is compatible with PricewaterhouseCoopers' independence.

        Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

        Although the Audit Committee oversees the Company's financial reporting process for the Board of Directors consistent with the audit committee charter, management has primary responsibility for this process, including the Company's system of internal controls, and for the preparation of the Company's financial statements in accordance with generally accepted accounting principles. In addition, PricewaterhouseCoopers and not the Audit Committee is responsible for auditing those statements.

The Audit Committee:

Frank W. Haydu, III, Chairman
Paul S. Anderson, Ph.D.
Arthur J. Roth
Anthony P. Tartaglia, M.D.

Code of Ethics

        The Company has a Code of Business Conduct and Ethics, which are applicable to all directors, officers and employees of the Company, including the Chief Executive Officer and the Chief Financial Officer. The Code of Business Conduct and Ethics is available on the Company's website, www.albmolecular.com, under the Investor Relations section. Any amendments to, or waivers of, the Code of Business Conduct and Ethics which applies to any of our executive officers or directors will be disclosed on our website promptly following the date of such amendment or waiver.

Agreements with Named Executive Officers

        The Company has entered into employment agreements with each of the Named Executive Officers. The terms of the agreements are substantially similar, except with respect to minimum annual base salary ($200,000, $175,000, $150,000, $138,000 and $115,000 for Dr. D'Ambra, Dr. Kuhla, Mr. Waldek, Dr. Jones and Dr. Trova, respectively) and as set forth below with respect to the termination of employment upon a "change of control." In addition to their annual base salary, the Named Executive Officers will be eligible to receive bonus compensation to be determined at the discretion of the Board of Directors. The agreements had initial employment terms of three years, all of which have been completed, and automatically renew for one year periods thereafter. If the Company elects not to extend an agreement for any reason or if the executive's employment is terminated by the Company without "cause" (as defined in the employment agreement) or by the executive upon a material breach of the agreement by the Company, the Company will continue to pay the executive his base salary for one year and will pay to the executive in monthly installments over such one year period an amount equal to the executive's cash bonus received in respect of the immediately preceding year.

        Upon termination by the Company of the executive's employment without "cause" or upon a resignation by the executive for "good reason" (as defined in the employment agreement) or if an employment agreement is not renewed by the Company within twelve months following a "change of control" (as defined in the employment agreement), such executive will be entitled to receive a severance amount equal to the sum of (i) a multiple of the executive's annual base salary, plus (ii) the executive's cash bonus received in respect of the immediately preceding year. The multiples of base salary to be paid by the Company to Dr. D'Ambra and Dr. Kuhla upon the termination of their employment following a "change of control" are three and two times, respectively, and the multiple of base salary to be paid by the Company to Mr. Waldek, Dr. Jones and Dr. Trova upon the termination of their employment following a "change of control" is one time.

        The Company has also entered into Employee Innovation, Proprietary Information and Post-Employment Activity Agreements with its Named Executive Officers. Each agreement provides that, among other things, during the six month period immediately following the termination of his employment with the Company, the Named Executive Officer will not engage, directly or indirectly, in the sale or performance of any services for a customer for whom he performed services at any time during the twelve-month period immediately preceding the termination of his employment.

Related Party Transactions

        Dr. D'Ambra is entitled to payments under the Company's Technology Development Incentive Plan for amounts paid to the Company under the license agreement with Aventis, including 10% of all royalties paid to the Company. During 2003, Dr. D'Ambra earned the right to receive payments in the aggregate amount of $5,157,834 under this plan.

        Mr. O'Connor is the Chief Executive Officer of Tech Valley Communications, a telecommunications company. During 2003, Tech Valley Communications was one of the providers of telephone and internet services to the Company. Tech Valley Communications was paid $165,000 and $162,000 for services rendered to the Company in 2003 and 2002, respectively.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 24, 2004 of (i) each person known by the Company to beneficially own five percent or more of the outstanding shares of the Company's Common Stock, (ii) the directors and Named Executive Officers of the Company and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

	Shares Beneficially Owned
Name of Beneficial Owner(1)
	Number	Percent(2)
Named Executive Officers
Thomas E. D'Ambra, Ph.D.(3)	4,759,085	15.0%
James J. Grates (4)	32,177	*
Lawrence D. Jones, Ph.D.(5)	107,267	*
Donald E. Kuhla, Ph.D. (6)	204,213	*
Michael P. Trova, Ph.D.(7)	86,571	*
David P. Waldek (8)	120,200	*
Directors
Paul S. Anderson, Ph.D. (9)	4,449	*
Frank W. Haydu, III (10)	20,835	*
Kevin O'Connor (11)	12,322	*
Arthur J. Roth (12)	4,000	*
Anthony P. Tartaglia, M.D.(13)	72,119	*
All executive officers and directors as a group (11 persons)	5,423,238	17.1%
Five Percent Shareholders
Constance M. D'Ambra(14)	4,759,085	15.0%
Thomas E. D'Ambra Family Trust I(15)	3,065,189	9.7%
Chester J. Opalka (16)	3,038,996	9.6%
Brown Capital Management, Inc.(17)	3,872,972	12.2%
Wellington Management Company, LLP(18)	2,364,950	7.5%

*
Less than 1%.

(1)
The address of all listed Executive Officers and Directors is c/o Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098.

(2)
All percentages have been determined as of March 24, 2004 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days after March 24, 2004. For purposes of computing the percentage of outstanding shares of the Company's Common Stock held by each person or group of persons named above, any shares of Common Stock which such person or persons has or have the right to acquire within 60 days after March 24, 2004 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of March 24, 2004, a total of 31,712,428 shares of Common Stock were issued and outstanding.

(3)
Includes 4,759,085 shares owned jointly by Dr. and Mrs. D'Ambra, as to which shares Dr. and Mrs. D'Ambra share voting and investment power. Excludes 3,065,189 shares held by the Thomas E. D'Ambra Family Trust I, as to which shares Dr. D'Ambra does not have or share the power to vote or dispose.

(4)
Includes 12,994 shares subject to options exercisable within 60 days. Excludes 35,600 shares subject to options not exercisable within 60 days.

(5)
Includes 35,500 shares subject to options exercisable within 60 days. Excludes 41,250 shares subject to options not exercisable within 60 days.

(6)
Includes 129,700 shares subject to options exercisable within 60 days. Excludes 19,800 shares subject to options not exercisable within 60 days.

(7)
Includes 34,083 shares subject to options exercisable within 60 days. Excludes 44,840 shares subject to options not exercisable within 60 days.

(8)
Includes 118,200 shares subject to options exercisable within 60 days. Excludes 49,675 shares subject to options not exercisable within 60 days.

(9)
Includes 3,334 shares subject to options exercisable within 60 days. Excludes 6,666 shares subject to options not exercisable within 60 days.

(10)
Includes 11,667 shares subject to options exercisable within 60 days. Excludes 9,166 shares subject to options not exercisable within 60 days.

(11)
Includes 9,167 shares subject to options exercisable within 60 days. Excludes 8,333 shares subject to options not exercisable within 60 days.

(12)
Includes 0 shares subject to options exercisable within 60 days. Excludes 5,000 shares subject to options not exercisable within 60 days.

(13)
Includes 57,917 shares subject to options exercisable within 60 days. Excludes 8,333 shares subject to options not exercisable within 60 days.

(14)
Includes 4,759,085 shares owned jointly by Dr. and Mrs. D'Ambra, as to which shares Dr. and Mrs. D'Ambra share voting and investment power. Excludes 3,065,189 shares held by the Thomas E. D'Ambra Family Trust I, as to which shares Mrs. D'Ambra does not have or share the power to vote or dispose. The address for Mrs. D'Ambra is c/o Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098.

(15)
Includes 3,065,189 shares held by Thomas E. D'Ambra Family Trust I based on information provided by the Trustee, Thomas G. Mazzotta. Mr. Mazzotta has sole voting and dispositive power and, accordingly, is the beneficial owner of all shares held by the Thomas E. D'Ambra Family Trust I. The address of Thomas E. D'Ambra Family Trust I is 9 Washington Square, Washington Avenue Extension, Albany, NY 12205.

(16)
Includes 348,313 shares held by an unemancipated dependent of Chester J. Opalka and, accordingly, Mr. Opalka may be deemed to be the beneficial owner of all shares held by that individual. The address for Mr. Opalka is c/o Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098.

(17)
Based on information set forth in Schedule 13G filed under the Securities Exchange Act of 1934 on February 11, 2004 by Brown Capital Management, Inc. as the designated filer on behalf of itself and its clients. Brown Capital Management, Inc. acts as an investment advisor to its clients and has sole voting power over 1,690,583 shares and sole dispositive power over 3,872,972 shares. Accordingly, Brown Capital Management, Inc. has beneficial ownership of all the shares held by these parties. The address of Brown Capital Management, Inc. is 1201 N. Calvert Street, Baltimore, MD 21202.

(18)
Based on information set forth in Schedule 13F filed under the Securities Exchange Act of 1934 on February 13, 2004 by Wellington Management Company, LLP as the designated filer on behalf of itself and its clients. Wellington Management Company, LLP acts as an investment advisor to its clients and has sole voting power over 1,128,000 shares, sole dispositive power over 2,150,550 shares, and shared voting and dispositive power over 214,400 shares. Accordingly, Wellington Management Company, LLP has beneficial ownership of all the shares held by these parties. The address of Wellington Management Company, LLP is 75 State Street, Boston, MA 02109.

STOCK PERFORMANCE GRAPH

        The following graph provides a comparison, from February 4, 1999, the date of the Company's initial public offering, through December 31, 2003, of the cumulative total stockholder return (assuming reinvestment of any dividends) among the Company, the Nasdaq Stock Market (U.S. Companies) Index (the "Nasdaq Index") and the Nasdaq Pharmaceuticals Index (the "Pharmaceuticals Index"). The historical information set forth below is not necessarily indicative of future performance. Data for the Nasdaq Stock Market Index and the Nasdaq Pharmaceuticals Index were provided to the Company by Nasdaq.

	Albany Molecular Research, Inc	Nasdaq Stock Market (U.S. Companies) Index	Nasdaq Pharmaceuticals Index
February 4, 1999	100.000	100.000	100.000
December 31, 1999	129.787	168.734	177.146
December 29, 2000	524.468	101.763	220.964
December 31, 2001	225.447	80.773	188.318
December 31, 2002	125.881	55.844	121.688
December 31, 2003	127.745	83.492	178.344

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 2005 annual meeting of stockholders must be received in writing by the Company by December 24, 2004. Such proposals must also comply with the requirements as to form and substance established by the Securities and Exchange Commission if such proposals are to be included in the proxy statement and form of proxy. Any such proposals should be mailed to: Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098, Attention: Secretary.

        Stockholder proposals intended to be presented at the 2005 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8, must be delivered to, or mailed and received at, Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098, together with all supporting documentation required by the Company's Amended and Restated By-laws, not earlier than January 20, 2005 nor later than March 5, 2005; provided, however, that in the event that the annual meeting is scheduled to be held before April 19, 2005 or after July 20, 2005, notice must be so delivered not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made by the Company. The proposal must also comply with the other requirements contained in the Company's Amended and Restated By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to the Securities and Exchange Commission's rules governing the exercise of this authority.

INDEPENDENT ACCOUNTANTS

        The Company's Audit Committee has selected PricewaterhouseCoopers as the Company's independent public accountants for the fiscal year ending December 31, 2004. PricewaterhouseCoopers has served as the Company's independent public accountants since 2000. A representative from PricewaterhouseCoopers will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representatives will be available to respond to appropriate questions.

        The Audit Committee approves in advance all audit and non-audit services provided by the Company's independent auditor.

        Audit Fees.    The aggregate fees billed by PricewaterhouseCoopers for professional services rendered in the audit of the Company's annual financial statements and the review of the Company's quarterly financial statement included in its Quarterly Reports on Form 10-Q were $234,140 for the year ended December 31, 2003 and $107,435 for the year ended December 31, 2002.

        Audit-Related Fees.    The aggregate fees billed by PricewaterhouseCoopers in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and not reported under the caption Audit Fees were $30,132 for the year ended December 31, 2003, and $27,000 for the year ended December 31, 2002. These services included employee benefit plan audits, accounting consultations related to mergers, acquisitions and dispositions, and accounting consultations concerning regulatory reporting, and attest services.

        Tax Fees.    The aggregate fees billed by PricewaterhouseCoopers in each of the last two fiscal years for professional services rendered for tax compliance, tax advice, and tax planning were $54,000 for the year ended December 31, 2003, which included $54,000 for tax compliance services and $-0- for tax advice and planning services, and $71,000 for the year ended December 31, 2002, which included $43,780 for tax compliance services and $27,220 for tax advice and planning services. These services included assistance in the preparation of the Company's tax returns, assistance with tax audits and appeals, tax advice relating to employee benefits and organization tax structure evaluation and planning.

        All Other Fees.    None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock, to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such officers, directors and 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to or reviewed by the Company by the executive officers, directors and greater than 10% beneficial owners, all Section 16(a) filing requirements were satisfied.

OTHER MATTERS

        The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

AUDIT COMMITTEE CHARTER

ALBANY MOLECULAR RESEARCH, INC.

(Adopted by the Board of Directors at a meeting held on March 31, 2004)

I.     General Statement of Purpose

        The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of Albany Molecular Research, Inc. (the "Company") are to:

  •
  oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;

  •
  take, or recommend that the Board of Directors of the Company (the "Board") take, appropriate action to oversee the qualifications, independence and performance of the Company's independent auditors; and

  •
  prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.    Composition

        The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be "independent" as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

        Notwithstanding the foregoing, one director who (1) is not "independent" as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

        Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an "audit committee financial expert" under the rules promulgated by the SEC.

        The Nominating and Corporate Governance Committee shall recommend to the Board nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.  Compensation

        A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.    Meetings

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.     Responsibilities and Authority

  A. Review of Charter

  •
  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

  B. Annual Performance Evaluation of the Audit Committee

  •
  At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Nominating and Corporate Governance Committee.

  C. Matters Relating to Selection, Performance and Independence of Independent Auditor

  •
  The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company's independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

  •
  The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

  •
  The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

  •
  The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

  •
  The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

  •
  The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

  •
  The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor's independence.

  •
  The Audit Committee shall evaluate the independent auditors' qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

  •
  obtain and review a report or reports from the independent auditor describing (1) the auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor's independence, all relationships between the independent auditor and the Company;

  •
  review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor's audit staff); and

  •
  assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

  In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors' performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

  •
  The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

  D. Audited Financial Statements and Annual Audit

  •
  The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the

    Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

  •
  The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations" prior to the filing of the Company's Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

  •
  The Audit Committee must review:

  (i)
  any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

  (ii)
  major issues as to the adequacy of the Company's internal controls [any special audit steps adopted in light of material control deficiencies];

  (iii)
  major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; and

  (iv)
  the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

  •
  The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

  •
  The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) any significant disagreements with management and (3) a discussion of the responsibilities, budget and staffing of the Company's internal audit function.

  •
  This review may also include:

  (i)
  any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise);

  (ii)
  any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement; and

    (iii)
    any management or internal control letter issued, or proposed to be issued, by the auditors.

  •
  The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended ("SAS 61").

  •
  The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

  •
  If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

  •
  Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

  •
  The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

  E. Unaudited Quarterly Financial Statements

  •
  The Audit Committee shall review and may discuss with management and the independent auditor as appropriate, prior to the filing of the Company's Quarterly Reports on Form 10-Q, (1) the Company's quarterly financial statements and the Company's related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," (2) such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

  F. Earnings Press Releases

  •
  The Audit Committee shall review and discuss the Company's earnings and related financial information expected to be announced in any press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of "pro forma" or "adjusted" non-GAAP information).

  G. Risk Assessment and Management

  •
  The Audit Committee shall discuss the process by which the Company's exposure to risk is assessed and managed by management.

  •
  In connection with the Audit Committee's discussion of the Company's risk assessment and management guidelines, the Audit Committee may discuss or consider the Company's major financial risk exposures and the steps that the Company's management has taken to monitor and control such exposures.

  H. Procedures for Addressing Complaints and Concerns

  •
  The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

  I. Regular Reports to the Board

  •
  The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.   Additional Authority

        The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

  A. Engagement of Advisors

  •
  The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

  B. Legal and Regulatory Compliance

  •
  The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

  •
  The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

  C. Conflicts of Interest

  •
  The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

  D. General

  •
  The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

  •
  The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

  •
  In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

  •
  The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

  •
  The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS:

FOR all nominees listed to the right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the right	01 Thomas E. D'Ambra, Ph.D., 02 Anthony P. Tartaglia, M.D.
☐	☐	(INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through that individual's name above.)

2.	In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
		Dated:	, 2004

Signature
Signature if held jointly

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person of the stockholders' corporation or partnership, stating his or her title or authority.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

FOLD AND DETACH HERE

ALBANY MOLECULAR RESEARCH, INC.
21 Corporate Circle, P.O. Box 15098
Albany, New York 12212-5098

Proxy for the 2004 Annual Meeting of Stockholders
May 19, 2004

This Proxy is Solicited on Behalf of the Board of Directors of Albany Molecular Research, Inc.

        The undersigned acknowledge(s) receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 19, 2004, and hereby constitutes and appoints Thomas E. D'Ambra, Ph.D. and David P. Waldek (the "Proxies") and each of them, as Proxies of the undersigned, each with the power to appoint his substitute and to act alone, and authorizes each of them acting singly, to represent and to vote, as designated on the reverse side of this proxy card, all shares of Common Stock of Albany Molecular Research, Inc., held of record by the undersigned on March 24, 2004, at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 19, 2004 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are indicated, this proxy will be voted FOR the election of the nominees set forth in Proposal 1. A stockholder wishing to vote in accordance with the recommendations of the Board of Directors need only sign and date this proxy and return it in the postage paid envelope provided.

        The Board of Directors Recommends a Vote FOR Proposal 1, Appearing on the Reverse Side Hereof.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your Albany Molecular Research, Inc. account online.

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Mellon Investor Services LLC, Transfer Agent for Albany Molecular Research, Inc., now makes it easy and convenient to get current information on your shareholder account.

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PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTORS
  EXECUTIVE OFFICERS
  EXECUTIVE COMPENSATION
  PRINCIPAL AND MANAGEMENT STOCKHOLDERS
  STOCK PERFORMANCE GRAPH
  EXPENSES OF SOLICITATION
  SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
  INDEPENDENT ACCOUNTANTS
  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
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AUDIT COMMITTEE CHARTER